Private and confidential

Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rollsroyce.com

Hawaiian Airlines, Inc.
3375 Koapaka Street
Suite G350
Honolulu, Hawaii 96819
USA

December 17, 2014

Dear Sirs,

AMENDMENT NUMBER EIGHT ("AMENDMENT 8") TO THE GENERAL TERMS AGREEMENT REFERENCE DEG 5327 BETWEEN ROLLS-ROYCE PLC, ROLLS-ROYCE TOTAL CARE SERVICES LIMITED ("ROLLS-ROYCE") AND HAWAIIAN AIRLINES, INC. ("HAWAIIAN"), DATED OCTOBER 27, 2008 AS AMENDED (THE "AGREEMENT")

BACKGROUND:

(A)     The Parties entered into the Agreement.

(B)
The Parties wish to amend certain terms of the Agreement to harmonise with certain terms agreed in the General Terms Agreement for the Trent 7000 engines between Rolls-Royce and Hawaiian dated in December 2014 with reference DEG8572 (“DEG 8572”); such amended terms shall apply from the date of this Amendment 8.

(C)     This Amendment 8 sets out the provisions agreed by the Parties in relation to the above.

AGREED TERMS:

1.    INTERPRETATION

In this Amendment 8 capitalised terms that are not otherwise defined have the same meaning as given to them in the Agreement.

2.    REPRESENTATIONS AND WARRANTIES

2.1    General

Each Party makes the following representations and warranties to the other:

(a)	it is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and, if relevant under such laws, in good standing;

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 8 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

(b)
it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Amendment 8 and the transactions contemplated by it;

(c)	the entry into and performance by it of, and the transactions contemplated by, this Amendment 8 do not and will not conflict with:

(i) any law applicable to it;

(ii) its constitutional documents; or

(iii) any agreement or instrument binding upon it or any of its assets;

(d)
the obligations expressed to be assumed by it in this Amendment 8 are legal, valid and binding obligations enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganisation or other laws of general application affecting the enforcement of creditors’ rights);

(e)
its payment obligations under this Amendment 8 rank at least equally with all its other present and future unsecured and unsubordinated payment obligations except for obligations preferred on a mandatory basis by Law applying to companies generally.

2.2    Survival

Each of the representations and warranties survive the execution of this Amendment 8.

3.    AMENDMENTS TO THE AGREEMENT

3.1	Clause 1.5 of Exhibit B of the Agreement is hereby deleted in its entirety and replaced with the following:

“[**]”

3.2	Clause 2.1 of Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.1
Hawaiian shall throughout the Period of Cover for each Engine Flight Hour, pay the following Charges to Rolls-Royce for the provision of Covered Services. The Charges shall be paid in accordance with Clause 3.

[**]

Charges are:

(a)	at [**] levels;

(b)	subject to adjustment on the 1st January of each calendar year in accordance with the formula set out in Schedule 2 to this Exhibit G; and

(c)	[**]

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 8 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

Rolls-Royce shall notify Hawaiian of the adjusted charge for each period.

[**]”

3.3	Clause 2.4 of Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.4
For all Additional Services undertaken, Rolls-Royce, the Overhaul Base or the Repair Vendor shall invoice Hawaiian, and Hawaiian shall pay, for such Additional Services at Rolls-Royce’s, the Overhaul Base’s or the Repair Vendor’s [**] for Parts, labor, sub-contract Repair, handling fees and test fees (including fuel and oil fees) as follows:

[**]

3.4	Clause 2.5 of Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

“[**]”

3.5	Clause 2.7 of Exhibit G of the Agreement is hereby added to the Agreement as follows:

“[**]”

3.6	Clause 11.4 of Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

[**]”

3.7	Clause 11.5 of Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

[**]”

3.8	The Parties agree that:

(i)    the mechanism described in Clause 11.5(B) of DEG 8572 does not apply to the Agreement; and

(ii)    notwithstanding (i) above, upon request of Hawaiian, Rolls-Royce will review on a case by case basis if the mechanism described in Clause 11.5(B) of DEG 8572 can be applied to such Leased Asset. If such review by Rolls-Royce results in agreement by Rolls-Royce, then an amendment to the Agreement will be agreed between the Parties.

3.9	Schedule 2 of Exhibit G of the Agreement is hereby deleted in its entirety and replaced with the following:

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 8 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

“EXHIBIT G
SCHEDULE 2 – [**]”

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 8 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

4.     ASSIGNMENT

The terms and conditions of this Amendment 8 are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in the third paragraph of Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment 8 shall be void.

5.     GENERAL

All rights, obligations and liabilities under this Amendment 8 shall be subject to and in accordance with the provisions of the Agreement and, except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect and this Amendment 8 is made without prejudice to either of the Parties' existing rights (unless expressly stated in this Amendment 8) set forth or arising under the Agreement. In the event of any conflict between the terms of this Amendment 8 and the Agreement, the terms of this Amendment 8 shall prevail.

For the avoidance of doubt, any default by Hawaiian under this Amendment 8 shall be considered a default under the Agreement.

6.     CONFIDENTIALITY

The provisions of this Amendment 8 are confidential in accordance with Clause 10 of the Agreement, and shall not (except as provided in Clauses 10.7 and 14.2 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

7.     INTEGRATION

This Amendment 8 constitutes a "writing" within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

8.     INCORPORATION BY REFERENCE

The terms and provisions of Clauses 14.3, 14.5, 14.6, 14.7, 14.8, 14.9 and 14.13 of the Agreement are hereby incorporated by reference, as though fully set forth herein.

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 8 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

Signed for and on behalf of: HAWAIIAN AIRLINES, INC.		Signed for and on behalf of: ROLLS-ROYCE PLC
By:	/s/ Mark B. Dunkerley	By:	______________________________
Printed:	Mark B. Dunkerley	Printed:	______________________________
Title:	President and CEO	Title:	______________________________

Signed for and on behalf of: ROLLS-ROYCE TOTALCARE SERVICES LIMITED
By:	______________________________
Printed:	______________________________
Title:	______________________________

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 8 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential